Other Current Assets	12 Months Ended
Dec. 31, 2012
Other Current Assets
(5)	OTHER CURRENT ASSETS

	December 31, 2011	December 31, 2012
Receivable from the Group’s executives and employees	46,361	46,476
VAT recoverable	136,303	44,467
Tax recoverable	35,162	28,822
Others	77,179	46,765

	295,005	166,530

Pursuant to the PRC tax regulations, the income derived from the exercise of the share options is subject to individual income tax, of which a certain amount should be withheld by the Group from these existing or former executives and employees for payment to the PRC tax authorities. As of December 31, 2011 and 2012, the Group had an outstanding receivable from these existing or former executives and employees of US$46,361 and US$46,476 respectively in relation to the individual income tax liabilities arising from their exercise of share options, which are included in other current assets. A corresponding amount of the Group’s withholding obligation is recorded in accrued expenses and other payables.